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EXHIBIT 99.5

TWO WAY TV (US), INC.

STOCKHOLDERS AGREEMENT

This Stockholders Agreement ("Agreement") is made as of the 30th day of April 2002, by and among Two Way TV (US), Inc., a Delaware corporation (the "Company"); Two Way TV Limited, a corporation organized under the laws of England and Wales ("Two Way"); the independent committee (the "Independent Committee") established pursuant to the Voting Agreement entered into as of April 23, 1999 by and among Interactive Network, Inc., TCI Programming Holding Company, III, TCI Development, LLC (the successor-in-interest to TCI Development Corporation), National Broadcast Company, Inc., Sprint Corporation, and Motorola, Inc. (collectively, along with any successors-in-interest thereto, the "Voting Trust"); the voting committee created pursuant to that certain Voting Agreement dated as of April 30, 2002, by and among Bruce W. Bauer, William H. Green, William L. Groeneveld, Robert H. Hesse, and Richard W. Perkins (the "IN Committee"); and the holders of shares of Common Stock listed on EXHIBIT A (the "Prior IN Holders"). Two Way and the Prior IN Holders are collectively referred to herein as "Stockholders", and any one of the Stockholders is referred to herein as "Stockholder".

RECITALS

        WHEREAS, the Company (under its former name TWIN Entertainment Inc.), Two Way and Interactive Network, Inc., a California corporation ("IN"), have entered into an Agreement and Plan of Reorganization dated May 31, 2001, as amended (the "Reorganization Agreement"), under which, on the Closing Date, as defined in the Reorganization Agreement (the "Effective Date"), IN is to be merged with and into the Company.

        WHEREAS, a condition to the closing of the transactions contemplated by the Reorganization Agreement is that the Company, the Stockholders and the Independent Committee enter into this Agreement for the purpose of setting forth the terms and conditions pursuant to which the Stockholders shall vote their shares of the Company's common stock (the "Voting Stock") and the Independent Committee shall direct the members of the Voting Trust to vote their shares of Voting Stock in favor of certain designees to the Company's Board of Directors (the "Board of Directors").

        NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement and in the Reorganization Agreement and for other good and valuable consideration, the parties mutually agree as follows:

AGREEMENT

1.    ELECTION OF DIRECTORS.

        1.1    BOARD REPRESENTATION.    At each annual meeting of the stockholders of the Company, or at any meeting of the stockholders of the Company at which members of the Board of Directors are to be elected, or whenever members of the Board of Directors are to be elected by written consent, each Stockholder shall vote all of its shares of Voting Stock and shall take all other necessary, desirable and reasonable actions within its control (whether in such Stockholder's capacity as a stockholder of the Company or otherwise, and including, without limitation, attendance at meetings or in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), the Independent Committee agrees to direct the members of the Voting Trust to vote their shares of Voting Stock, and the Company shall take all necessary, desirable and reasonable actions within its control (including, without limitation, calling special Board of Directors and stockholder meetings), in each instance so as (1) to elect the director, if any, designated by Gannett Co., Inc. ("Gannett") in accordance with Section 2.2, but only if the number of the members of the Board of Directors is increased in accordance with Section 2.2 and applicable laws; and (2) to elect:

          (a)  (i)  five (5) members of the Board of Directors designated by Two Way so long as Two Way owns at least thirty-seven percent (37%) of the Company's capital stock (as calculated using the formula in Section 1.2); or

            (ii)  four (4) members of the Board of Directors designated by Two Way so long as Two Way owns less than thirty-seven percent (37%) but at least twenty-seven percent (27%) of the Company's capital stock (as calculated using the formula in Section 1.2); or

            (iii)  three (3) members of the Board of Directors designated by Two Way so long as Two Way owns less than twenty-seven percent (27%) but at least twenty percent (20%) of the Company's capital stock (as calculated using the formula in Section 1.2); or;

            (iv)  two (2) members of the Board of Directors designated by Two Way so long as Two Way owns less than twenty percent (20%) but at least thirteen percent (13%) of the Company's capital stock (as calculated using the formula in Section 1.2); or;

            (v)  one (1) member of the Board of Directors designated by Two Way so long as Two Way owns less than thirteen percent (13%) but at least five percent (5%) of the Company's capital stock (as calculated using the formula in Section 1.2); and

          (b)  four members of the Board of Directors designated by IN Committee.

        The purpose and intent of this Section 1.1 and of Section 2.2 is to allow Two Way to designate a maximum of five out of nine of the Company's Board of Directors; to allow the IN Committee to designate a maximum of four out of nine of the Company's Board of Directors; and to allow Gannett to designate a director only if the number of directors is increased in accordance with Section 2.2 and applicable law.

        Notwithstanding the foregoing, if the number of members of the Board of Directors is changed to more or less than nine in accordance with Section 2.2(a) below, the number of members of the Board of Directors that Two Way and the IN Committee may select at each level of percentage ownership of the Company's capital stock under Sections 1.1(a)(i) through 1.1(a)(v) (in the case of Two Way) and Section 1.1(b) (in the case of the IN Committee) shall be proportionately increased if the number of members of the Board of Directors is increased and proportionately decreased if the number of members of the Board is decreased, in each case rounded to the nearest whole number. By way of example, and not by way of limitation, if the number of members of the Board of Directors is increased to twelve, Two Way would have the right at each level of percentage ownership to select the number of directors set forth in Sections 1.1(a)(i) through 1.1(a)(v) multiplied by 1 1/3 (determined by dividing 12 by 9), as follows: seven members if Two Way owns at least 37% of the Company's capital stock, five directors if it owns less than 37% but at least 27% of the Company's capital stock, four members if it owns less than 27% but at least 20% of the Company's capital stock, three members if it owns less than 20% but at least 13% of the Company's capital stock, and one member if it owns less than 13% but at least 5% of the Company's capital stock. If the number of members of the Board of Directors is increased by two in accordance with Section 2.2(b) to accommodate a director designated by Gannett, the number of directors that Two Way may select shall be increased by one provided that Two Way owns at least 37% of the Company's capital stock and provided further that, if Two Way owns less than 37% of the Company's capital stock, Two Way shall not be entitled to select any additional directors if the number of members of the Board of Directors is increased to accommodate a director designated by Gannett. If any director selected by Gannett no longer serves on the Board of Directors for any reason, including such director's resignation, removal, or death, Two Way shall immediately remove from the Board of Directors the director that Two Way was entitled to designate by virtue of Gannett asserting its right to select a director. In no event shall Two Way be entitled to select any member of the Board of Directors if it owns less than 5% of the Company's capital stock, as calculated using the formula in Section 1.2.

        1.2    CALCULATION OF OWNERSHIP.    To determine whether Two Way owns a particular percent of the Company's capital stock for purposes of voting under Section 1.1, (a) the total number of shares of Common Stock issued to Two Way and then outstanding shall be divided by (b) the total number of issued and outstanding shares of Common Stock of the Company, which number shall NOT include any capital stock issuable upon exercise of outstanding options or warrants of the Company.

        1.3    APPOINTMENT OF DIRECTORS.    Subject to the last sentence of this Section 1.3, in the event of the resignation, death, removal or disqualification of a director or directors selected by Two Way or the IN Committee, Two Way or the IN Committee, as the case may be, shall promptly nominate a new director or directors, and, after written notice of the nomination(s) has been given by Two Way or the IN Committee to the other parties, the Company shall take all necessary and desirable actions within its control (including, without limitation, calling special Board and stockholder meetings), and each of the Stockholders shall vote its shares of Voting Stock, and the Independent Committee shall direct the members of the Voting Trust to vote their shares of Voting Stock, of capital stock of the Company to elect such nominee(s) to the Board of Directors. However, Two Way shall not be entitled to nominate a new director upon the resignation, death, removal or disqualification of a director selected by Two Way unless at that time Two Way has the right in accordance with Section 1.1(a), by virtue of its percentage ownership of the Company's capital stock calculated in accordance with Section 1.2, to select a number of directors equal to the number of directors then serving on the Board of Directors who were selected by Two Way plus the replacement director.

        1.4    REMOVAL.    Two Way and the IN Committee may remove one or more of its designated directors at any time and from time to time, with or without cause (subject to the Bylaws of the Company as in effect from time to time and any requirements of law), in its sole discretion.

2.    ADDITIONAL REPRESENTATIONS AND COVENANTS.

        2.1    NO REVOCATION.    The voting agreements contained herein are coupled with an interest and may not be revoked during the term of this Agreement.

        2.2    CHANGE IN NUMBER OF DIRECTORS.

          (a)  The Company will not, without the prior written consent of Two Way and the IN Committee, amend or change the Company's Certificate of Incorporation or Bylaws to provide for the election of more or less than nine (9) directors, or make any other amendment or change to the Certificate of Incorporation or Bylaws inconsistent with the terms of this Agreement.

          (b)  Notwithstanding the provisions of Section 2.2(a) above, without Two Way's and the IN Committee's prior written consent, the number of directors shall be increased by two (2) at the written request of Gannett in order to facilitate the election of one director designated by Gannett and the corresponding election of an additional director designated by Two Way (provided Two Way owns at least 37% of the Company's capital stock at the time) in accordance with Gannett's written agreement with the Company.

        2.3    LEGENDS.    Each certificate representing shares of the Company's capital stock held by the Stockholders or any assignee of the Stockholders shall bear the following legend:

  "THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A STOCKHOLDERS AGREEMENT BY AND AMONG THE COMPANY AND CERTAIN STOCKHOLDERS OF THE COMPANY (A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID STOCKHOLDERS AGREEMENT."

3.    MISCELLANEOUS.

        3.1    SUCCESSORS AND ASSIGNS.    Each of the Stockholders hereby covenants that it will not dispose of any of its shares of Common Stock except to a recipient who shall, concurrently with such disposition, enter into an Adoption Agreement substantially in the form of EXHIBIT B hereto and thereby assume and be bound by all of the duties hereunder, in which case such recipient shall also accede to all of the rights hereunder.

        3.2    INVALID DISTRIBUTIONS.    Any disposition or attempted disposition in breach of this Agreement shall be void and of no effect.

        3.3    AMENDMENTS AND WAIVERS.    Any term hereof may be amended or waived only with the written consent of the Company, Two Way, the IN Committee and the holders of at least a majority of the Voting Stock held by the other parties hereto or their permitted assignees. Any amendment or waiver effected in accordance with this Section 3.3 shall be binding upon the Company, the Independent Committee, the IN Committee and the Stockholders, and each of their respective successors and assigns.

        3.4    NOTICES.    All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, specifying next business-day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or EXHIBIT A hereto or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto given in accordance with this Section.

        3.5    ENTIRE AGREEMENT.    This Agreement, the Exhibits and Schedules hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof, superseding all understandings, whether written or oral, including but not limited to the TWIN Entertainment Inc. Stockholders Agreement dated January 31, 2000 ("2000 Stockholders Agreement") by and among the Company, Two Way and IN, and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein. The 2000 Stockholders Agreement is hereby terminated and shall be of no further force or effect.

        3.6    SEVERABILITY.    If one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

        3.7    REMEDIES.    Each of the parties to this Agreement shall be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (subject to the provisions of Section 3.12 below) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

        3.8    GOVERNING LAW.    This Agreement shall be governed by and construed under the laws of the State of Delaware.

        3.9    COUNTERPARTS.    This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

        3.10    TITLES AND SUBTITLES.    The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

        3.11    DELAYS OR OMISSIONS.    It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any party hereto, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any party's part of any breach, default or noncompliance under the Agreement or any waiver on such party's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to the parties hereto, shall be cumulative and not alternative.

        3.12    ATTORNEYS' FEES.    If any suit or action is instituted to enforce any provision in this Agreement, each party in such dispute shall pay its own fees, costs and expenses of such suit or action, including, without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

        3.13    TERM.    This Agreement shall continue in full force and effect from the Effective Date until the earlier of (i) the third anniversary of the Effective Date or (ii) the date as of which the parties hereto terminate this Agreement by written consent of the Company, Two Way, the IN Committee and the holders of at least a majority of the Voting Stock held by the other parties hereto or their assignees, on which date it shall terminate in its entirety.

        [Signature Page Follows]

        The parties hereto have executed this Stockholders Agreement as of the date first written above.

COMPANY:		STOCKHOLDERS:
TWO WAY TV (US), INC.		(Stockholder)
By:	/s/ BRUCE W. BAUER	By:

Name:	BRUCE W. BAUER	Name:
	(Print)	(Print)
Title:	Chairman and Chief Executive Officer	Title:

Address:
Fax Number:
TWO WAY TV LIMITED:
By:	/s/ PIERS WILSON Signature
Name:	Piers Wilson (Print)
Title:	Finance Director
IN Committee:
By:	/s/ BRUCE W. BAUER Signature
Name:	Bruce W. Bauer (Print)
Title:	Chairman

Independent Committee:
By:	/s/ BRUCE W. BAUER Signature
Name:	Bruce W. Bauer (Print)
Title:	Chairman
Perkins Capital Management, Inc. Profit Sharing Plan U/A dtd 12/15/86
By:	/s/ R. W. PERKINS Richard W. Perkins, Trustee
Pyramid Partners, L.P. Perkins Capital Management, Inc., its General Partner
By:	/s/ R. W. PERKINS Richard W. Perkins, President
Perkins & Partners Profit Sharing Plan & Trust U/A dtd 10/19/76
By:	/s/ R. W. PERKINS Richard W. Perkins, Trustee
Richard W. Perkins Trustee FBO Richard W. Perkins Trust U/A dtd 6/14/78
By:	/s/ R. W. PERKINS Richard W. Perkins, Trustee
Pamela L. Brown, Trustee FBO Pamela L. Brown Trust U/A dtd 9/16/88 Perkins Capital Management, Inc., Attorney-in-Fact
By:	/s/ R. W. PERKINS Richard W. Perkins, President
Perkins Foundation
By:	/s/ R. W. PERKINS Richard W. Perkins, President
Sandra J. Hale Perkins Capital Management, Inc., Attorney-in-Fact
By:	/s/ R. W. PERKINS Richard W. Perkins, President
USB Piper Jaffray as Custodian FBO Mark Halsten IRA Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ R. W. PERKINS Richard W. Perkins, President
USB Piper Jaffray as Custodian FBO William R. Kennedy IRA #1 Perkins Capital Management, Inc., Attorney-in-Fact
By:	/s/ R. W. PERKINS Richard W. Perkins, President
USB Piper Jaffray as Custodian FBO William R. Kennedy IRA #2 Perkins Capital Management, Inc., Attorney-in-Fact
By:	/s/ R. W. PERKINS Richard W. Perkins, President
Margaret Velie Kinney Perkins Capital Management, Inc., Attorney-in-Fact
By:	/s/ R. W. PERKINS Richard W. Perkins, President
E. Robert Kinney Perkins Capital Management, Inc., Attorney-in-Fact
By:	/s/ R. W. PERKINS Richard W. Perkins, President
MB Partnership Perkins Capital Management, Inc., Attorney-in-Fact
By:	/s/ R. W. PERKINS Richard W. Perkins, President
USB Piper Jaffray as Custodian FBO Harold Roitenberg IRA Perkins Capital Management, Inc., Attorney-in-Fact
By:	/s/ R. W. PERKINS Richard W. Perkins, President
John F. Rooney Perkins Capital Management, Inc., Attorney-in-Fact
By:	/s/ R. W. PERKINS Richard W. Perkins, President

Edward E. Strickland Perkins Capital Management, Inc., Attorney-in-Fact
By:	/s/ R. W. PERKINS Richard W. Perkins, President
Strickland Family Limited Partnership Perkins Capital Management, Inc., Attorney-in-Fact
By:	/s/ R. W. PERKINS Richard W. Perkins, President
Ellis Family Limited Partnership Perkins Capital Management, Inc., Attorney-in-Fact
By:	/s/ R. W. PERKINS Richard W. Perkins, President
Dana L. Rocheford Special Account Perkins Capital Management, Inc., Attorney-in-Fact
By:	/s/ R. W. PERKINS Richard W. Perkins, President
Christopher T. Dahl Perkins Capital Management, Inc., Attorney-in-Fact
By:	/s/ R. W. PERKINS Richard W. Perkins, President
Devron H. Char Perkins Capital Management, Inc., Attorney-in-Fact
By:	/s/ R. W. PERKINS Richard W. Perkins, President
Elliott A. and Jean E. Cobb JTWROS Perkins Capital Management, Inc., Attorney-in-Fact
By:	/s/ R. W. PERKINS Richard W. Perkins, President
M. Elizabeth Cramer Perkins Capital Management, Inc., Attorney-in-Fact
By:	/s/ R. W. PERKINS Richard W. Perkins, President

USB Piper Jaffray as Custodian FBO Gary B. Davis IRA Perkins Capital Management, Inc., Attorney-in-Fact
By:	/s/ R. W. PERKINS Richard W. Perkins, President
USB Piper Jaffray as Custodian FBO James. H. Lehr IRA Perkins Capital Management, Inc., Attorney-in-Fact
By:	/s/ R. W. PERKINS Richard W. Perkins, President
James F. Lyons Perkins Capital Management, Inc., Attorney-in-Fact
By:	/s/ R. W. PERKINS Richard W. Perkins, President
Industricorp & Co., Inc. FBO Twin City Carpenters Pension Fund Perkins Capital Management, Inc., Attorney-in-Fact
By:	/s/ R. W. PERKINS Richard W. Perkins, President

EXHIBIT A TO STOCKHOLDERS AGREEMENT

PRIOR IN HOLDERS

NAME/ADDRESS/FAX NO.

Bruce W. Bauer
180 Second Street, Suite B
Los Altos, California 94022
Fax: (650) 917-1615

Matison Euroinvest, S.A.
c/o Camille Froidevaux
20 Rue Senebier
PO 166
CH 1211
Geneva 12 Switzerland
Fax:

Esher Limited
Hemisphere House
36 Hillgrove Street
St. Helier
Jersey JE4 8TR
Channel Islands
United Kingdom
Fax:

Perkins Capital Management, Inc. Profit
Sharing Plan U/A dtd 12/15/86
c/o Perkins Capital Management, Inc.
730 East Lake Street
Wayzata, MN 55391
Fax: (952) 473-4702

Pyramid Partners, L.P.
c/o Perkins Capital Management, Inc.
730 East Lake Street
Wayzata, MN 55391
Fax: (952) 473-4702

Industricorp & Co., Inc.
FBO Twin City Carpenters Pension Fund
c/o Sylvia Jameson
Union Bank & Trust
Trust Department—Suite 508
312 Central Avenue
Minneapolis, MN 55414
Fax: (612) 379-0629

Perkins & Partners Profit Sharing Plan & Trust
U/A dtd 10/19/76
c/o Perkins Capital Management, Inc.
730 East Lake Street

Wayzata, MN 55391
Fax: (952) 473-4702

Richard W. Perkins Trustee FBO
Richard W. Perkins Trust U/A dtd 6/14/78
c/o Perkins Capital Management, Inc.
730 East Lake Street
Wayzata, MN 55391
Fax: (952) 473-8367

Pamela L. Brown, Trustee FBO
Pamela L. Brown Trust U/A dtd 9/16/88
315 Weston Lane
Plymouth, MN 55447

Perkins Foundation
c/o Perkins Capital Management, Inc.
730 East Lake Street
Wayzata, MN 55391
Fax: (952) 473-8367

Sandra J. Hale
2308 West Lake of the Isles
Minneapolis, MN 55405

USB Piper Jaffray as Custodian
FBO Mark Halsten IRA
16206 Holdridge Road West
Wayzata, MN 55391

USB Piper Jaffray as Custodian
FBO William R. Kennedy IRA #1
2259 Summit Avenue
St. Paul, MN 55105

USB Piper Jaffray as Custodian
FBO William R. Kennedy IRA #2
2259 Summit Avenue
St. Paul, MN 55105

Margaret Velie Kinney
990 Shade Lane
Wayzata, MN 55391

E. Robert Kinney
4900 IDS Center
80 South Eighth Street
Minneapolis, MN 55402

MB Partnership
374 Old Fort Road
LaPointe, WI 54850

USB Piper Jaffray as Custodian FBO Harold Roitenberg IRA
The Collonnade
Suite 1065

5500 Wayzata Boulevard
Minneapolis, MN 55416

John F. Rooney
433 Croixview Drive S.
Afton, MN 55001

Edward E. Strickland
520 Warbass Way
Friday Harbor, WA 98250

Strickland Family Limited Partnership
520 Warbass Way
Friday Harbor, WA 98250

Ellis Family Limited Partnership
PO Box 431
420 North 6th Avenue
Cold Spring, MN 56320

Dana L. Rocheford Special Account
1699 North Farm Road
Long Lake, MN 55356

Christopher T. Dahl
2662 Hamel Road
Medina, MN 55340

Devron H. Char
62 Digby Street
San Francisco, CA 94131

USB Piper Jaffray, Trustee
Dorsey & Whitney Master Trust FBO
Thomas O. Moe
Dorsey & Whitney
50 South Sixth Street
Minneapolis, MN 55402

Elliott A. and Jean E. Cobb JTWROS
10509 Purdey Road
Eden Prairie, MN 55347

M. Elizabeth Cramer
4500 Westwood Lane
Golden Valley, MN 55416

USB Piper Jaffray as Custodian
FBO Gary B. Davis IRA
PO Box 272
Wadena, MN 56482

USB Piper Jaffray as Custodian
FBO James. H. Lehr IRA
Rural Route 1, Box 364
Ottertail, MN 56571

James F. Lyons
2185 Ferris Lane
Roseville, MN 55113

EXHIBIT B TO STOCKHOLDERS AGREEMENT

FORM OF ADOPTION AGREEMENT

This Adoption Agreement (this "Adoption Agreement") is executed pursuant to the terms of the Stockholders Agreement dated as of April 30, 2002 a copy of which is attached hereto and is incorporated herein by reference (the "Stockholders Agreement"), by the undersigned transferee ("Transferee"). By the execution of this Adoption Agreement, the Transferee agrees as follows:

        1.    DEFINITIONS.Capitalized terms used herein without definition are defined in the Stockholders Agreement and are used herein with the same meanings set forth therein.

        2.    ACKNOWLEDGMENT.Transferee acknowledges that Transferee is acquiring ____________ shares of Two Way TV (US), Inc., from ____________, subject to the terms and conditions of the Stockholders Agreement.

        3.    REPRESENTATIONS AND WARRANTIES OF HOLDER.Transferee hereby represents and warrants to and agrees with the other parties to the Stockholders Agreement (the "Other Parties") as follows:

          (a)  DUE ORGANIZATION.    Transferee, if a corporation, is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, with corporate power to own its properties and to conduct its business as now conducted.

          (b)  AUTHORIZATION; NO CONFLICT.    Transferee has duly and validly executed and delivered this Adoption Agreement, and this Adoption Agreement and the Stockholders Agreement are valid and binding agreements of Transferee enforceable against Transferee in accordance with their terms and do not conflict with any other agreement or arrangement with respect to Two Way TV (US), Inc. capital stock, including agreements or arrangements with respect to the acquisition, disposition or voting of shares of Two Way TV (US), Inc. capital stock.

          (c)  CURRENTLY OWNED TWO WAY TV (US), INC. CAPITAL STOCK.    Transferee owns the number of shares of Two Way TV (US), Inc. capital stock, if any, indicated below his, her or its signature.

        4.    AGREEMENT.Transferee (a) agrees that the shares of Two Way TV (US), Inc. capital stock acquired by Transferee, and shares of Two Way TV (US), Inc. capital stock that are currently owned or that may be acquired by Transferee in the future, shall be bound by and subject to the terms of the Stockholders Agreement pursuant to the terms hereof, and (b) hereby adopts the Stockholders Agreement with the same force and effect as if he, she or it were originally a party thereto.

        5.    NOTICE.Any notice required or permitted by the Stockholders Agreement shall be given to Transferee at the address and facsimile number listed below Transferee's signature below.

        6.    JOINDER.The spouse of the undersigned Transferee, if applicable, executes this Adoption Agreement to acknowledge its fairness and that it is in such spouse's best interests, and to bind such spouse's community interest, if any, in the shares of common stock and other securities referred to above and in the Stockholders Agreement to the terms of the Stockholders Agreement.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties hereto have executed this Adoption Agreement as of the date first above written.

TRANSFEREE:
By:

Title:

Address:

Telephone:

Fax:

Number of Shares:

SPOUSE OF TRANSFEREE:
By:

Name:

TRANSFEROR:
By:

Name:

Title:

Acknowledged:
TWO WAY TV (US), INC.:
By:

Name:

Title:

QuickLinks

TWO WAY TV (US), INC.
STOCKHOLDERS AGREEMENT
RECITALS
AGREEMENT
EXHIBIT A TO STOCKHOLDERS AGREEMENT PRIOR IN HOLDERS
EXHIBIT B TO STOCKHOLDERS AGREEMENT FORM OF ADOPTION AGREEMENT